SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  June 18, 2003




                              ATC HEALTHCARE, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    0-11380            11-2650500
-------------------------------     ----------         --------------------
(State or other jurisdiction of   (Commission          (I.R.S. Employer
 incorporation or organization)    file number)       Identification No.)


 1983 Marcus Avenue, Lake Success, New York                 11042
-------------------------------------------                 -----
(Address of principal executive offices)                 (Zip Code)


                                 (516) 750-1600
                                 --------------
              (Registrant's telephone number, including area code)

Form 8-K, Current Report
ATC Healthcare, Inc.
Commission File No.  0-11380


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c) Exhibits.
             ---------

          Exhibit Number                    Description
          -------------                     -----------
          Exhibit 99.2                      Press release dated June 18, 2003.




Item 9.  Regulation FD Disclosure.
         -------------------------

The information included in this section is intended to be included under "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with Securities and Exchange Commission Release No. 0-11380. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On June 18, 2003, ATC Healthcare, Inc., issued a press release announcing it has renegotiated its debt with the four noteholders from the purchase of its largest franchise completed in January 2002 and the subordination agreement between its primary lender, Healthcare Finance Group, the noteholders and ATC. A copy of the press release relating to such announcement is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.




SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 23, 2003                      ATC Healthcare, Inc.

                                          By:   /s/ Alan Levy
                                                ------------------------------
                                                Name:  Alan Levy
                                                Title: Senior Vice President
                                                       Chief Financial Officer